Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant                                   [X]

Filed by a Party other than the Registrant     [  ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement                 [ ] Confidential, for Use of the Commission

[X]  Definitive Proxy Statement                         Only (as permitted by Rule 14a-6(e)(2))

[   ]  Definitive Additional Materials

[   ]  Soliciting Material under Section 240.14a-12

Templeton Global Investment Trust

 (Name of Registrant as Specified in its Charter)

Name of Person(s) Filing Proxy Statement, other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

TEMPLETON FRONTIER MARKETS FUND

(a series of Templeton Global Investment Trust)

A Special Meeting of Shareholders of Templeton Frontier Markets Fund (the “Fund”), a series of Templeton Global Investment Trust (the “Trust”), will be held on September 21, 2018, to vote on four important proposals that affect the Fund.  Please read the enclosed materials and cast your vote on the proxy card or voting instruction form.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

The proposals for the Fund have been carefully reviewed by the Trust’s Board of Trustees (the “Board”). The Trustees of the Trust, most of whom are not affiliated with Franklin Templeton Investments, are responsible for looking after your interests as a shareholder of the Fund.  The Board believes these proposals are in the best interests of shareholders.  The Board unanimously recommends that you vote FOR each proposal.

Voting is quick and easy.  Everything you need is enclosed. To cast your vote, simply complete the proxy card or voting instruction form enclosed in this package. Be sure to sign the card or the form before mailing it in the postage-paid envelope. If eligible, you may also vote your shares by touch-tone telephone or through the Internet.  Simply call the toll-free number or visit the web site indicated on your proxy card or voting instruction form, and follow the instructions.

We welcome your comments.  If you have any questions or would like to quickly vote your shares, please call AST Fund Solutions, LLC, our proxy solicitor, toll-free at 888-644-6071.  Agents are available 9:00 a.m. – 10:00 p.m., Eastern time, Monday through Friday.  Thank you for your participation in this important initiative.

The following Q&A is provided to assist you in understanding the proposals that affect the Fund. The proposals are described in greater detail in the proxy statement. We appreciate your trust in Franklin Templeton Investments and look forward to continuing to help you achieve your financial goals.

Q&A

Important information to help you understand and vote on the proposals

Below is a brief overview of the proposals to be voted upon. The proxy statement provides more information on each proposal. Your vote is important, no matter how large or small your holdings may be.

On what issues am I being asked to vote?

Shareholders are being asked to vote on the following proposals:

1.         To approve a new investment management agreement with Franklin Templeton Investments (ME) Limited.

2.         To approve an amended fundamental investment policy regarding industry concentration.

3.         To approve an amended fundamental investment restriction regarding investments in commodities.

4.         To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

Has the Board approved the proposals?

Yes.  The Board has unanimously approved each of the proposals and recommends that you vote to approve each proposal for the Fund.

1.         To approve a new investment management agreement with Franklin Templeton Investments (ME) Limited (“FTIME”).

Why is a new investment management agreement with FTIME being recommended?

Templeton Asset Management, Ltd. (“TAML”), an indirect, wholly owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”), currently serves as the Fund’s investment manager.  FTIME, also an indirect wholly owned subsidiary of Franklin Resources, is recommended to serve as the Fund’s investment manager in order to allow Ahmed Awny, CFA, CAIA, and David Haglund to serve as portfolio managers for the Fund. Messrs. Awny and Haglund, each a senior vice president and senior executive director for FTIME with equity research responsibility for the Middle East and North Africa and Sub-Saharan Africa regions, have been key contributors to Franklin Templeton’s Frontier Markets Strategy since its inception.

What effect, if any, will the approval of the proposed new investment management agreement with FTIME have on the Fund’s management fees?

The approval of the proposed new investment management agreement with FTIME for the Fund will have no impact on the amount of management fees paid by the Fund or Fund shareholders. The proposed investment management agreement with FTIME will have the same fee schedule as the Fund’s current investment management agreement with TAML.

Q&A

2.         To approve an amendment to the current fundamental investment policy regarding industry concentration.

What is the fundamental investment policy regarding industry concentration?

The Investment Company Act of 1940 (the “1940 Act”) requires every investment company to adopt a fundamental investment policy regarding industry concentration. A “fundamental” investment restriction may be modified only by a vote of a majority of the investment company’s outstanding voting securities (as defined in the 1940 Act).

Currently, the Fund may only concentrate in an industry up to 35% of the Fund’s net assets if such industry represents over 20% of the Fund’s current primary benchmark index (the MSCI Frontier Markets Index).

The Fund’s concentration policy is recommended to be amended so that the Fund will, under normal market conditions, concentrate its investments in the securities of issuers in the financial services group of industries. Given the historical and current prominence of the financial services group of industries to frontier markets, the Fund’s investment manager expects this group of industries to remain a prominent component of frontier markets for the foreseeable future.

What effect will amending the current fundamental investment policy regarding industry concentration have on the Fund?

If approved by shareholders, the new fundamental investment policy regarding concentration would require the Fund to invest more than 25% of its net assets in the securities issued by companies operating in the financial services group of industries, and it is expected that the Fund may at times invest more than 35% of its net assets in such group of industries.

3.         To approve an amended fundamental investment restriction regarding investments in commodities.

What is the fundamental investment restriction regarding investments in commodities?

The 1940 Act requires every investment company to adopt a fundamental investment restriction governing investments in commodities.  A “fundamental” investment restriction may be modified only by a vote of a majority of the investment company’s outstanding voting securities (as defined in the 1940 Act).

The Fund’s current fundamental investment restriction regarding commodities states that the Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, provided however, that the restriction does not prevent the Fund from engaging in certain derivatives and investing in securities or other instruments that are secured by physical commodities.

What will be the effect of the amended fundamental investment restriction regarding investments in commodities?

Since the initial adoption of this restriction for the Fund, the financial markets and regulatory requirements regarding commodities and commodity interests have evolved.  New types of financial instruments have become available as potential investment opportunities, including commodity-linked instruments.  The Fund’s investment manager believes that it is in the Fund’s best interests to amend the current fundamental investment restriction in order to provide the Fund with the flexibility to adapt to continuously changing regulation and to react to changes in the financial markets and the development of new investment opportunities and instruments, in accordance with the Fund’s investment goal and subject to oversight by the Board.  Under the proposed restriction, if current applicable law were to change, the Fund would be able to conform to any such new law without shareholders taking further action.

Q&A

The Board and the Fund’s investment manager do not anticipate that the proposed amended fundamental investment restriction regarding investments in commodities would involve additional material risk to the Fund or affect the way the Fund is currently managed or operated.  The Board determined to seek shareholder approval of the amended fundamental restriction regarding investments in commodities for the Fund in connection with this special shareholder meeting, which was otherwise called for purposes of voting on other matters described in the proxy statement, to avoid additional meeting and proxy solicitation costs in the future.

4.         To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

What is the purpose of the Manager of Managers Structure?

Shareholders of the Fund are being asked to approve the use of a “manager of managers” structure that would permit the Fund’s investment manager, subject to Board approval, to appoint and replace subadvisers that are affiliated with Franklin Templeton Investments, and subadvisers that are not affiliated with Franklin Templeton Investments, without obtaining prior shareholder approval (the “Manager of Managers Structure”).  The Manager of Managers Structure would enable the Fund to operate with greater efficiency in the future by allowing the Fund to use both affiliated and unaffiliated subadvisers best suited to its needs without incurring the expense and potential delays that could be associated with obtaining shareholder approvals.

How will the Manager of Managers Structure affect the Fund?

The use of the Manager of Managers Structure will not change the fees paid to the investment manager by the Fund or fees paid by the Fund’s shareholders.  If the proposal is approved for the Fund, and the Board and the Fund’s investment manager believe that the use of one or more subadvisers would be in the best interests of the Fund, the Fund’s shareholders generally would not be asked to approve hiring a subadviser for the Fund, assuming the conditions of the Manager of Managers Order issued by the U.S. Securities and Exchange Commission are met.  Rather, the Fund’s investment manager, with the approval of the Board, including a majority of the Independent Trustees, would be able to appoint subadvisers and make appropriate changes to the subadvisory agreements without seeking shareholder approval.  The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after the hiring of the subadviser.

The Fund’s investment manager currently does not intend to use the Manager of Managers Structure for the Fund because near-term changes to the portfolio management structure for the Fund are not anticipated, other than as described in Proposal 1 above.  However, if the Manager of Managers Structure is approved by shareholders, the Board would be able to approve a subadviser for the Fund.  The Board determined to seek shareholder approval of the Manager of Managers Structure for the Fund in connection with this special shareholder meeting, which was otherwise called for purposes of voting on other matters described in the proxy statement, to avoid additional meeting and proxy solicitation costs in the future.

Q&A

Who is AST Fund Solutions, LLC?

AST Fund Solutions, LLC (the “Solicitor”) is a company that has been engaged by the Trust, on behalf of the Fund, to assist in the solicitation of proxies. The Solicitor is not affiliated with the Fund or with Franklin Templeton Investments.  In order to hold a shareholder meeting, a certain percentage of the Fund’s shares (often referred to as “quorum”) must be represented at the meeting.  If a quorum is not attained, the meeting must adjourn to a future date.  The Fund may attempt to reach shareholders through multiple mailings to remind the shareholders to cast their vote.  As the meeting approaches, phone calls may be made to shareholders who have not yet voted their shares so that the meeting does not have to be adjourned or postponed.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each share (and a proportionate fractional vote for each fractional share) you own of the Fund on the record date.  The record date is August 14, 2018.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card or voting instruction form and mailing it in the enclosed postage-paid envelope.  If eligible, you may also vote using a touch-tone telephone by calling the toll-free number printed on your proxy card or voting instruction form and following the recorded instructions, or through the Internet by visiting the web site printed on your proxy card or voting instruction form and following the on-line instructions. You can also vote your shares in person at the special meeting of shareholders. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call the Solicitor toll-free at 888-644-6071.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the proxy card or voting instruction form.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name appearing on the account registration as shown on the proxy card or voting instruction form.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

Q&A

TEMPLETON FRONTIER MARKETS FUND

(a series of Templeton Global Investment Trust)

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Meeting of Shareholders of Templeton Frontier Markets Fund (the “Fund”), a series of Templeton Global Investment Trust (the “Trust”), scheduled for September 21, 2018, at 12:00 Noon, Eastern time, at the offices of Franklin Templeton Investments, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923.  The enclosed materials discuss several proposals (the “Proposals” or, each, a “Proposal”) to be voted on at the meeting, and contain the Notice of Special Meeting of Shareholders, proxy statement and proxy card.  A proxy card is, in essence, a ballot.  When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund.  If you specify a vote on all Proposals, your proxy will be voted as you indicate.  If you specify a vote on one or more Proposals, but not all, your proxy will be voted as specified on such Proposal(s), and, on the Proposal(s) for which no vote is specified, your proxy will be voted “FOR” the Proposal(s).  If you simply sign, date and return the proxy card, but do not specify a vote on any Proposal, your proxy will be voted “FOR” each Proposal.

We urge you to spend a few minutes reviewing the Proposals in the proxy statement.  Then, please fill out and sign the proxy card or voting instruction form and return it to us so that we know how you would like to vote.  When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional solicitations, including other mailings.  PLEASE COMPLETE, SIGN AND RETURN the proxy card or voting instruction form.

We welcome your comments.  If you have any questions or would like to quickly vote your shares, call AST Fund Solutions, LLC, our proxy solicitor, toll free at 888-644-6071.  Agents are available 9:00 a.m. – 10:00 p.m., Eastern time, Monday through Friday.

TELEPHONE AND INTERNET VOTING For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

This page intentionally left blank.

TEMPLETON FRONTIER MARKETS FUND

(a series of Templeton Global Investment Trust)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

The Board of Trustees of Templeton Global Investment Trust (the “Trust”), on behalf of Templeton Frontier Markets Fund (the “Fund”), a series of the Trust, has called a Special Meeting of Shareholders of the Fund (the “Meeting”), which will be held at the offices of Franklin Templeton Investments, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923 on September 21, 2018, at 12:00 Noon, Eastern time.

During the Meeting, shareholders of the Fund will vote on the following Proposals:

1.          To approve a new Investment Management Agreement with Franklin Templeton Investments (ME) Limited.

2.          To approve an amended fundamental investment policy regarding industry concentration.

3.          To approve an amended fundamental investment restriction regarding investments in commodities.

4.          To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

By Order of the Board of Trustees,

Lori A. Weber

Vice President and Secretary

August 16, 2018

Please sign and promptly return the proxy card or voting instruction form in the enclosed self-addressed envelope, or, if eligible, vote your shares by telephone or through the Internet, regardless of the number of shares you own.

1

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 21, 2018

The Notice of Special Meeting of Shareholders, proxy statement and form of proxy card are available on the Internet at http://www.proxyonline.com/docs/FTproxy.  The form of proxy card on the Internet site cannot be used to cast your vote.

If you have any questions, would like to vote your shares, or wish to obtain directions to be able to attend the Meeting and vote in person, please call AST Fund Solutions, LLC, our proxy solicitor, toll free at 888-644-6071.

2

PROXY STATEMENT

TABLE OF CONTENTS

PROPOSAL 4:           TO APPROVE THE USE OF A “MANAGER OF MANAGERS” STRUCTURE WHEREBY THE FUND’S INVESTMENT MANAGER WOULD BE ABLE TO HIRE AND REPLACE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL............................................................. 16

♦           ADDITIONAL INFORMATION ABOUT THE FUND........................19

♦           FURTHER INFORMATION ABOUT VOTING AND THE MEETING...............................21

EXHIBITS

Exhibit A – Form of New Franklin Templeton Investments (ME) Limited Investment Management Agreement	A-1

Exhibit B – Principal Holders of Shares as of August 14, 2018	B-1

i

TEMPLETON FRONTIER MARKETS FUND

(a series of Templeton Global Investment Trust)

PROXY STATEMENT

♦           INFORMATION ABOUT VOTING

Who is asking for my vote?

The Board of Trustees (the “Board” or the “Trustees”) of Templeton Global Investment Trust (the “Trust”), on behalf of Templeton Frontier Markets Fund (the “Fund”), in connection with a Special Meeting of Shareholders of the Fund to be held on September 21, 2018 (the “Meeting”), has requested your vote on several matters (the “Proposals” or, each, a “Proposal”).

Who is eligible to vote?

Shareholders of record at the close of business on August 14, 2018, are entitled to be present and to vote at the Meeting or any adjourned Meeting.  Each share of record of the Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting.  The Notice of Special Meeting of Shareholders, the proxy card or voting instruction form, and the proxy statement were first mailed to shareholders of record on or about August 21, 2018.

On what issues am I being asked to vote?

Shareholders are being asked to vote on the following Proposals:

1.               To approve a new Investment Management Agreement with Franklin Templeton Investments (ME) Limited (“FTIME”);

2.               To approve an amended fundamental investment policy regarding industry concentration;

3.               To approve an amended fundamental investment restriction regarding investments in commodities; and

4.               To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval.

1

How does the Board recommend that I vote?

The Board, on behalf of the Fund, unanimously recommends that you vote:

1.               FOR the approval of a new Investment Management Agreement with FTIME;

2.               FOR the approval of an amended fundamental investment policy regarding industry concentration;

3.               FOR the approval of an amended fundamental investment restriction regarding investments in commodities; and

4.               FOR the approval of the use of a “manager of managers” structure.

How do I ensure that my vote is accurately recorded?

You may submit your proxy card or voting instruction form in one of four ways:

•       By Internet (if eligible).  The web address and instructions for voting can be found on the enclosed proxy card or voting instruction form.  You will be required to provide your control number located on the proxy card or voting instruction form.

•       By Telephone (if eligible).  The toll-free number for telephone voting can be found on the enclosed proxy card or voting instruction form.  You will be required to provide your control number located on the proxy card or voting instruction form.

•       By Mail.  Mark the enclosed proxy card or voting instruction form, sign and date it, and return it in the postage-paid envelope we provided.  A proxy card with respect to shares held by joint owners may be signed by just one of them, unless at or prior to exercise of such proxy, the Fund receives a specific written notice to the contrary from any one of the joint owners.

•       In Person at the Meeting.  You can vote your shares in person at the Meeting.

If you require additional information regarding the Meeting, you may contact AST Fund Solutions, LLC (the “Solicitor”), the proxy solicitor, toll-free at 888-644-6071.  Please see the section entitled “Further Information About Voting and the Meeting” for more information on the Solicitor.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified.  If you specify a vote on all Proposals, your proxy will be voted as you indicate.  If you specify a vote on one or more Proposals, but not all, your proxy will be voted as specified on such Proposal(s), and, on the Proposal(s) for which no vote is specified, your proxy will be voted “FOR” the Proposal(s).  If you simply sign, date and return the proxy card, but do not specify a vote on any Proposal, your proxy will be voted “FOR” each Proposal.

2

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy card to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

May I attend the Meeting in person?

Shareholders of record at the close of business on August 14, 2018, are entitled to attend the Meeting.  Eligible shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or letter from a custodian or broker-dealer confirming ownership, as of August 14, 2018, and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting.  Shareholders without proof of ownership and identification will not be admitted.

What if my shares are held in a brokerage account?

If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a “Legal Proxy” from your broker and present it to the Inspector of Elections at the Meeting.  Also, in order to revoke your proxy or voting instruction form, you may need to forward your written revocation or a later-dated proxy card/voting instruction form to your broker rather than to the Fund.

Who will pay proxy solicitation costs?

The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be borne approximately 58% by the Fund and 42% by the Fund’s investment manager or its affiliates.  For more information, please see “FURTHER INFORMATION ABOUT VOTING AND THE MEETING – Solicitation of Proxies.”

♦               THE PROPOSALS

PROPOSAL 1:          TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT WITH FRANKLIN TEMPLETON INVESTMENTS (ME) LIMITED

Background

Currently, Templeton Asset Management Ltd. (“TAML”), a wholly owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”), is the Fund’s investment manager (the “Investment Manager”).  TAML has served as the Investment Manager for the Fund since its inception on October 14, 2008.  As of May 1, 2018, the current portfolio management team for the Fund consists of Tom Wu and Bassel Khatoun. Mr. Wu has been a portfolio manager of the Fund since 2011. Mr. Khatoun has served as a portfolio manager of the Fund since May 1, 2018.

Franklin Templeton Emerging Markets Equity group (the “Emerging Markets Team”) is a unit of Franklin Templeton Investments with over 80 portfolio managers, analysts and other investment professionals across various Franklin Resources’ subsidiaries that provide investment management services dedicated to emerging and frontier markets.  Over the past year, Franklin Templeton Investments began initiating a series of new portfolio manager assignments within the Emerging Markets Team that are designed to align portfolio management teams across its fund offerings, to recognize the investment leadership roles that key individuals have been playing in their specific strategies, and to further formalize their contribution and responsibility in the management of specific portfolios.

3

In particular, Franklin Templeton Investments recommended that FTIME, also a wholly owned subsidiary of Franklin Resources, replace TAML as the Fund’s Investment Manager in order to allow Ahmed Awny, CFA, CAIA, and David Haglund to serve as portfolio managers for the Fund in recognition of their key contributions to the Frontier Markets Strategy since its inception, as further described below.

As discussed below, the Board unanimously recommends that the shareholders of the Fund approve a new investment management agreement with FTIME (the “New FTIME IM Agreement”).

If the New FTIME IM Agreement is approved by shareholders of the Fund, Mr. Wu will step down as a portfolio manager of the Fund, and TAML will no longer serve as the Fund’s Investment Manager.

Why is FTIME recommended to serve as the Fund’s Investment Manager?

FTIME is recommended to serve as the Fund’s Investment Manager in order to allow Messrs. Awny and Haglund to serve as portfolio managers for the Fund.  Messrs. Awny and Haglund, each a senior vice president and senior executive director for FTIME with equity research responsibility for the Middle East and North Africa (MENA) and Sub-Saharan Africa regions, have been key contributors to Franklin Templeton’s Frontier Markets Strategy since its inception.  Working as dedicated Frontier Markets portfolio analysts, Messrs. Awny and Haglund conduct primary research for key markets within the Frontier Markets Strategy and perform research to distill the Frontier Markets stock recommendations from the Emerging Markets Team’s stock analysts globally into actionable recommendations specifically for the Frontier Markets portfolios.  Mr. Khatoun, Director of Portfolio Management for Frontier Markets and the Middle East and North Africa regions for the Emerging Markets Team is also a portfolio manager of FTIME and, therefore, would continue to serve as a portfolio manager for the Fund solely through his affiliation with FTIME.  Approval of the New FTIME IM Agreement will also expand the resources available in managing the Fund, such as access to research and investment ideas for certain key markets within the Frontier Market Strategy.  Along with Mr. Khatoun, Messrs. Awny and Haglund currently serve as portfolio managers for the offshore version of the Fund, which is currently managed by FTIME.

Fund management believes that it is in the best interests of the Fund’s shareholders for Messrs. Awny and Haglund to serve as the portfolio managers of the Fund, along with Mr. Khatoun.  Messrs. Awny and Haglund are portfolio managers with FTIME.  Accordingly, in order for Messrs. Awny and Haglund to serve as portfolio managers of the Fund, the Trust, on behalf of the Fund, would need to enter into the New FTIME IM Agreement.  Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), a new investment management agreement requires the approval of the Fund’s shareholders.  Therefore, shareholders of the Fund are being asked to approve the New FTIME IM Agreement.  The form of New FTIME IM Agreement is included as Exhibit A to this proxy statement.

4

There is no proposed change in the level of investment management fees to be paid by the Fund or Fund shareholders, and the approval of the New FTIME IM Agreement will not affect how the Fund is managed or the Fund’s investment goal, principal investment strategies or the principal risks associated with an investment in the Fund.

Additional Information about TAML

TAML, with its principal offices at 7 Temasek Boulevard, Suntec Tower One, #38-03, Singapore 038987, is the current Investment Manager for the Fund.  TAML is organized as a public company limited by shares incorporated in Singapore, and is registered as an investment adviser with the U.S. Securities and Exchange Commission (“SEC”).

TAML serves as the Fund’s Investment Manager pursuant to an amended and restated investment management agreement dated May 1, 2013 (the “Current TAML IM Agreement”).  The Board most recently voted to renew the Current TAML IM Agreement on February 27, 2018.  The Current TAML IM Agreement was last submitted to the Fund’s sole initial shareholder on July 16, 2008 in connection with the organization of the Fund.

For the fiscal year ended March 31, 2018, the amount of investment management fees paid to TAML by the Fund was $1,590,448, after taking account of TAML’s agreement to waive its fees and reduce its fees to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund.  Before any such waiver, the Fund’s investment management fees totaled $1,722,247.

TAML is a wholly owned subsidiary of Franklin Templeton Capital Holdings Private Limited, and an indirect wholly owned subsidiary of Franklin Resources.  The following table sets forth the name and principal occupation of the principal executive officers and each director of TAML.  Unless otherwise noted, the business address of the principal executive officers and each director in the table below is 7 Temasek Boulevard, Suntec Tower One, #38-03, Singapore 038987.

Name and Address	Position	Principal Occupation
Wai Kwok Wu	Director	Senior Executive Vice President, Senior Managing Director, Deputy Director of Research, Director of Portfolio Administration for the Franklin Templeton Emerging Markets Equity Team
Jed A. Plafker One Franklin Parkway San Mateo, CA 94403-1906	Director	Executive Vice President – Global Advisory Services
Adam J. Quaife	Co-Chief Executive Officer and Director	Regional Head of Southeast Asia
Tek-Khoan Ong	Co-Chief Executive Officer and Director	Senior Managing Director and Director of Research for the Franklin Templeton Emerging Markets Equity Team
5

Additional Information about FTIME

FTIME, with its principal offices at The Gate, East Wing, Level 2, Dubai International Financial Centre, P.O. Box 506613, Dubai, United Arab Emirates (“U.A.E.”), is the proposed Investment Manager for the Fund.  FTIME is organized as a limited company incorporated under the laws of Dubai International Financial Centre, U.A.E., and is registered as an investment adviser with the SEC.

FTIME is a wholly owned subsidiary of Franklin Templeton Capital Holdings Private Limited, and an indirect wholly owned subsidiary of Franklin Resources.  The following table sets forth the name and principal occupation of the principal executive officer and each director of FTIME.  Unless otherwise noted, the business address of the principal executive officer and each director in the table below is The Gate, East Wing, Level 2 Dubai International Financial Centre, P.O. Box 506613, Dubai, U.A.E.

Name and Address	Position	Principal Occupation
Mohieddine N. Kronfol	Director	Chief Investment Officer of Global Sukuk and MENA Fixed Income
Vivek M. Kudva Indiabulls Finance Centre Tower 2, 12th Floor Senapati Bapat Marg Elphinstone (West) Mumbai, 400013, India	Chairman	Managing Director for EMEA & India
Jayaram Subramaniam Indiabulls Finance Centre Tower 2, 12th Floor Senapati Bapat Marg Elphinstone (West) Mumbai, 400013, India	Director	Vice President International Controller
Bassel Khatoun	Director	Managing Director, Director of Portfolio Management for Frontier and MENA
Sandeep Singh	Chief Executive Officer, Senior Executive Officer and Director	Senior Director, Regional Head of Central Eastern Europe, Middle East and Africa

6

Are there any material differences between the New FTIME IM Agreement and the Fund’s current investment management agreement?

The terms of the New FTIME IM Agreement and the terms of the Current TAML IM Agreement are substantially the same, except:  (i) the investment manager is FTIME, rather than TAML; (ii) certain changes have been made to accommodate the Manager of Managers Structure, as defined and discussed in Proposal 4 below, assuming requisite shareholder approval; (iii) a provision was added that describes FTIME’s obligation to indemnify the Trust, the Fund, and their officers and Trustees for losses or expenses resulting from the willful misfeasance, bad faith, gross negligence, or reckless disregard by FTIME of its obligations or duties under the New FTIME IM Agreement; (iv) the removal of an undertaking to provide notice of a material change to the information in the New FTIME IM Agreement, as required by persons registered with the Securities and Futures Commission of Hong Kong; and (v) the addition of certain terms that are common in the latest forms of investment management agreements used across the Franklin Templeton Investments fund complex, including:  (a) a general list of expenses that are payable by the Fund; and (b) a provision clarifying that proxy voting decisions with respect to the Fund’s portfolio securities are made by FTIME, and as may be requested from time to time by a subadviser, unless the Board of the Trust determines otherwise.  If the New FTIME IM Agreement is approved by shareholders but the Manager of Managers Structure (see Proposal 4 below) is not approved by shareholders, the provisions of the New FTIME IM Agreement would generally require the approval of the Fund’s shareholders for the Investment Manager to enter into new or amended subadvisory agreements.

There is no proposed change in the level of investment management fees to be paid by the Fund, nor any change in the nature, extent or quality of services to be provided to the Fund.

What are the material terms of the New FTIME IM Agreement?

Below is a summary of the material terms of the New FTIME IM Agreement.  The following discussion is qualified in its entirety by reference to the form of New FTIME IM Agreement attached as Exhibit A to this proxy statement.

Services.  FTIME will manage the Fund’s assets subject to and in accordance with the Fund’s investment goals and policies, the terms of the applicable New FTIME IM Agreement, and any directions which the Board may issue from time to time.  FTIME will make all determinations with respect to the investment of the Fund’s assets and the purchase and sale of the Fund’s investment securities, and will take such steps as may be necessary to implement the same.

FTIME also will be responsible for providing or procuring, at its own expense (unless otherwise agreed to by the parties), the following services to the Fund to the extent that any such services are not otherwise provided by any other service provider to the Fund:  (a) providing office space, equipment and supplies appropriate for the effective administration of the Fund as contemplated in the New FTIME IM Agreement; (b) providing trading desk facilities; (c) authorizing expenditures on behalf of the Fund; (d) supervising preparation of periodic reports to Fund shareholders, notices of distributions and attending to routine shareholder communications; (e) coordinating and supervising the daily pricing and valuation of the Fund’s investment portfolio; (f) providing fund accounting services, including preparing and supervising publication of daily net asset value quotations and other financial data; (g) monitoring and coordinating relationships with unaffiliated service providers; (h) supervising the Fund’s compliance with recordkeeping requirements under the federal securities, state and foreign laws and regulations and maintaining books and records for the Fund; (i) preparing and filing of domestic and foreign tax reports and monitoring the Fund’s compliance with all applicable tax laws and regulations; (j) establishing, maintaining and monitoring the Fund’s compliance program with respect to the federal securities, state and foreign laws and regulations applicable to the operation of investment companies; the Fund’s investment goals, policies and restrictions; and the Code of Ethics and other policies applicable to the Fund; (k) preparing regulatory reports; (l) preparing and arranging for the filing of registration statements and other documents with the SEC and other federal, state and foreign or other regulatory authorities; (m) maintaining a review and certification program and internal controls and procedures in accordance with the Sarbanes Oxley Act of 2002, as applicable; and (n) providing executive, clerical and other personnel needed to carry out the above responsibilities. As TAML does under the Current TAML IM Agreement, FTIME will engage Franklin Templeton Services, LLC (“FT Services”) to provide the foregoing services to the Fund.

7

Management Fees.  Pursuant to the New FTIME IM Agreement, the annual rate of the fee payable to FTIME by the Fund is identical to the annual rate of the fee paid by the Fund under the Current TAML IM Agreement to TAML, and shall be based upon the following annual rates:

1.45% of the value of average daily net assets up to and including $500 million;

1.40% of the value of average daily net assets over $500 million up to and including $5 billion;

1.35% of the value of average daily net assets over $5 billion up to and including $10 billion;

1.30% of the value of average daily net assets over $10 billion up to and including $15 billion;

1.25% of the value of average daily net assets over $15 billion up to and including $20 billion; and

1.20% of the value of average daily net assets over $20 billion.

Fund Expenses.  The New FTIME IM Agreement includes a general list of expenses that are payable by the Fund.  However, the obligations of the Fund and the Investment Manager with respect to Fund expenses would remain unchanged.

Brokerage.  Under the New FTIME IM Agreement, as under the Current TAML IM Agreement, FTIME will seek to obtain the most favorable price and execution available when placing trades for the Fund’s portfolio transactions.  The New FTIME IM Agreement recognizes that FTIME may place orders on behalf of the Fund with a broker who charges a commission for that transaction which is in excess of the amount of commissions that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of “brokerage and research services” provided by that broker, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended.

8

Proxy Voting.  The New FTIME IM Agreement provides that all decisions on proxy voting with respect to the Fund’s portfolio securities will be made by the Investment Manager, and by a subadviser as may be requested from time to time, unless the Board of the Trust determines otherwise.  However, the role and obligations of the Investment Manager with respect to proxy voting would remain unchanged.  Both TAML and FTIME have adopted the same proxy voting guidelines, which have been approved by the Board of the Trust.

Delegation.  The New FTIME IM Agreement includes a new provision that reflects the ability of the Fund to operate in a Manager of Managers Structure, including FTIME’s obligation to supervise any subadviser, as discussed and defined in Proposal 4 of this proxy statement, if approved by shareholders.

Limitation of Liability.  The New FTIME IM Agreement provides that in the absence of FTIME’s willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the New FTIME IM Agreement, neither FTIME nor its officers, directors, employees or agents will be subject to liability to the Fund for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by FTIME of its duties under the New FTIME IM Agreement.  The same limitation of liability of the Investment Manager is provided in the Current TAML IM Agreement.

Indemnification.  As noted above, the New FTIME IM Agreement includes a provision that describes FTIME’s obligation to indemnify the Trust, the Fund, and their officers and Trustees for losses or expenses resulting from the willful misfeasance, bad faith, gross negligence, or reckless disregard by FTIME of its obligations or duties under the New FTIME IM Agreement.

Continuance.  If shareholders of the Fund approve the New FTIME IM Agreement, such agreement will continue in effect until two years from the date of its execution, unless earlier terminated.  The New FTIME IM Agreement is thereafter renewable annually for successive periods of twelve (12) months by a vote of a majority of the trustees who are not interested persons of the Trust (“Independent Trustees”) cast in person at a meeting called for the purpose of voting on such approval, and either (a) by the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act as the lesser of:  (A) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Fund (a “1940 Act Majority Vote”); or (b) a majority of the Board of the Trust as a whole.

Termination.  The New FTIME IM Agreement may be terminated by either party at any time, without payment of any penalty, on sixty (60) days’ written notice to the other party, provided that termination by the Fund is approved by a majority of the Board of the Trust or by a 1940 Act Majority Vote of the Fund’s shareholders.

9

What other Investment Companies are Managed or Subadvised by FTIME?

Following is information on a fund that is subadvised by FTIME that has investment objectives and strategies similar to the Fund.

Investment Manager	Name of Comparable Fund	Net Assets of Fund (in millions) (as of 7/20/18)	Annual Investment Management/ Subadvisory Fee	Investment Management/ Subadvisory Fee Waived, Reduced or Compensation Otherwise Reduced? (Yes/No)
FTIME (subadviser)	Franklin Templeton ETF Trust – Franklin Liberty International Opportunities ETF	$11,400,000	$35,714	Yes

What fees were paid by the Fund to Affiliates of TAML and FTIME during the most recent fiscal year?

Information regarding the fees paid by the Fund to affiliates of TAML and FTIME during the Fund’s most recently completed fiscal year is provided below, under “ADDITIONAL INFORMATION ABOUT THE FUND.”

What did the Board of the Trust consider when it approved the New FTIME IM Agreement?

At an in-person meeting held on May 18, 2018 (the “May Board Meeting”), the Board of the Trust, including a majority of the Independent Trustees, reviewed and approved, and recommended to shareholders the approval of, the New FTIME IM Agreement, on behalf of the Fund, for an initial two year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the New FTIME IM Agreement.

The Board reviewed and considered information provided by FTIME at the May Board Meeting specifically for the purpose of considering the approval of the New FTIME IM Agreement. The Board reviewed and considered all of the factors it deemed relevant in approving the New FTIME IM Agreement, including, but not limited to:  (i) the nature, extent and quality of the services to be provided by FTIME under the New FTIME IM Agreement; (ii) FTIME’s experience as a manager of other funds and accounts, including those within the Franklin Templeton Investments organization; (iii) FTIME’s strength and reputation within the industry; (iv) the extent to which economies of scale may be realized as the Fund grows; and (v) the reasonableness of the compensation under the proposed New FTIME IM Agreement.

The Board noted that management proposed that the Board approve the New FTIME IM Agreement in order to facilitate certain portfolio management team changes. The Board also noted that the terms of the New FTIME IM Agreement and the terms of the Fund’s Current TAML IM Agreement are substantially the same, with a few exceptions, including the incorporation into the New FTIME IM Agreement of provisions in the latest forms of investment management agreements used across the Franklin Templeton Investments organization. The Board confirmed with management that, under the New FTIME IM Agreement, there will be no change in the level of investment management fees to be paid by the Fund, nor any change in the nature, extent or quality of services to be provided to the Fund.

10

In approving the New FTIME IM Agreement, the Board, including a majority of the Independent Trustees, determined that the proposed management fee is reasonable and that the New FTIME IM Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services.  The Board reviewed and considered information regarding the nature, extent and quality of investment management services to be provided by FTIME to the Fund and its shareholders. In particular, the Board reviewed and considered information regarding FTIME’s experience as manager of other funds and accounts, including those within the Franklin Templeton Investments organization; the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of FTIME and FTIME’s capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with its oversight of other funds in the Franklin Templeton Investments organization. The Board’s review and consideration of such information included its review and consideration of specific information provided with respect to the members of the Fund’s new portfolio management team, including their background and skills, as well as their expertise in managing other funds with similar strategies to the Fund within the Franklin Templeton Investments organization. The Board noted that management was not proposing to change the Fund’s investment goal, principal investment strategies or principal risks in connection with the approval of the New FTIME IM Agreement.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services to be provided by FTIME to the Fund and its shareholders.

Fund Performance.  The Board noted that the members of the proposed portfolio management team as a group were new to the Fund. Accordingly, the Board did not consider the historic performance results of the Fund, other than to note prior discussions with management regarding the Fund’s underperformance. The Board determined that it needed time to evaluate the effectiveness of management’s actions.

Comparative Fees and Expenses.  The Board reviewed and considered information regarding the investment management fee to be charged by FTIME. The Board concluded that the investment management fee is fair and reasonable. In doing so, the Board confirmed with management that, under the New FTIME IM Agreement, there will be no change in the level of investment management fees to be paid by the Fund.

Profitability.  The Board did not specifically consider information regarding the profitability of FTIME with respect to the management of the Fund, as FTIME is a new manager for the Fund. The Board noted that it annually considers profitability information that addresses the overall profitability of Franklin Templeton Investments’ U.S. fund business and that the Board will consider the profitability of FTIME with respect to the management of the Fund at that time. The Board also considered the extent to which FTIME might derive ancillary benefits from fund operations.

11

Economies of Scale.  The Board reviewed and considered the extent to which FTIME may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered FTIME’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments FTIME incurs across the Franklin Templeton family of funds as a whole. The Board concluded that the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion.  Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the New FTIME IM Agreement for an initial two year period.

What is the required vote on Proposal 1?

Approval of the New FTIME IM Agreement must be approved by the affirmative 1940 Act Majority Vote of the Fund’s shareholders.  If approved, the proposed New FTIME IM Agreement is anticipated to become effective for the Fund shortly after the Meeting.

If Proposal 1 is not approved by shareholders of the Fund, it is expected that the Fund will continue to operate under its current management structure and the Board of the Trust will consider what steps to take with respect to the ongoing management of the Fund.

THE BOARD UNANIMOUSLY RECOMMENDS

 A VOTE “FOR” PROPOSAL 1.

PROPOSAL 2:          TO APPROVE AN AMENDED FUNDAMENTAL INVESTMENT POLICY REGARDING INDUSTRY CONCENTRATION

The Board unanimously recommends that the shareholders of the Fund approve an amended fundamental investment policy regarding industry concentration for the Fund.

What is the fundamental investment policy regarding industry concentration?

The 1940 Act requires every investment company to adopt a fundamental investment policy regarding industry concentration. A fund is considered by the SEC staff to concentrate its investments in a particular industry or group of industries if the fund invests more than 25% of its net assets (exclusive of certain items such as cash, U.S. government securities and certain tax-exempt securities) in a particular industry or group of industries. A “fundamental” policy may be modified only by a 1940 Act Majority Vote of the fund’s shareholders.

12

Generally, a fund may not reserve the freedom of action to concentrate pursuant to its investment manager’s discretion and without shareholder approval, unless the specific conditions under which any changes in concentration will be made are set forth in the fund’s registration statement. To satisfy this standard, the SEC staff believes that a fund must clearly describe, in as much detail as is practicable, the circumstances under which the fund may concentrate its investments.

Currently, the Fund may only concentrate in an industry up to 35% of the Fund’s net assets if such industry represents over 20% of the Fund’s current primary benchmark index (the MSCI Frontier Markets Index). The Fund has the following fundamental investment policy regarding industry concentration:

The Fund may not:

Invest more than 25% of the Fund’s net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies), except that the Fund may invest between 25% and 35% of its net assets in securities of any industry if, at the time of investment, that industry represents 20% or more of the Fund’s current benchmark.

The Fund’s concentration policy is recommended to be amended so that the Fund will, under normal market conditions, concentrate its investments in the securities of issuers in the financial services group of industries.

The frontier markets investable universe, due to its underdeveloped nature, can have a significant concentration in a single industry or group of related industries. The financial services group of industries has consistently been the largest sector within frontier markets, representing over 40% of the MSCI Frontier Markets Index (the Fund’s benchmark index) since the Fund’s inception in 2008. As of June 30, 2018, the financial services group of industries represented 43.89% of the MSCI Frontier Markets Index and the Fund’s investments in such group of industries represented 36.57% of the Fund’s portfolio.1 While the Fund’s current concentration policy permits the Fund to invest up to 35% of its net assets in a single industry, such policy creates a notable weighting difference between the Fund and the broader investment opportunity set in frontier markets, which may have a material impact on the performance of the Fund.

Given the historical and current prominence of the financial services group of industries to frontier markets, the Investment Manager expects this group of industries to remain a prominent component of frontier markets for the foreseeable future. The Investment Manager believes that, by extending the Fund’s ability to invest in the financial services group of industries above 35% of its net assets, the Fund can better capitalize on investment opportunities across frontier markets, while investing in accordance with its historic investment strategy.

13

1      The Fund’s concentration policy is applied at the time the Fund makes an investment; thus, the Fund may exceed its current 35% concentration policy percentage limitation from time to time due to appreciation of portfolio holdings.

Specifically, the Fund’s fundamental investment policy regarding concentration is recommended to be replaced with the following:

The Fund may not:

Invest more than 25% of the Fund’s net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), except that, under normal market conditions, the Fund will invest more than 25% of its net assets in the securities issued by companies operating in the financial services group of industries.

Although not part of the Fund’s fundamental investment restriction, for illustrative purposes, such industries include banking, diversified financial services (such as savings and loans, credit cards, securities brokerage, sub-prime lending, investment management) and insurance.

What effect will amending the current investment policy regarding industry concentration have on the Fund?

Currently, the Fund may only concentrate in an industry up to 35% of the Fund’s net assets if such industry represents over 20% of the MSCI Frontier Markets Index. If approved by shareholders of the Fund, the amended fundamental investment policy regarding concentration would require the Fund under normal market conditions to invest more than 25% of its net assets in the securities issued by companies operating in the financial services group of industries, and it is expected that the Fund may at times invest more than 35% of its net assets in such group of industries. The Fund has approximately 35% of its net assets invested in the financial services group of industries under its current concentration policy and, with few exceptions, has invested more than 25% of its net assets in the financial services group of industries since at least March 2013 (in part due to appreciation of the Fund’s investments in financial services).

Currently, the Fund’s investments in the financial services group of industries are significant and the Fund is particularly sensitive to the risks of such group of industries. To the extent that the Fund increases its investments in financial services, such risks will also increase. These risks include the effects of: (1) changes in interest rates on the profitability of banks; (2) the rate of corporate and consumer debt defaults; (3) price competition; (4) governmental limitations on a company’s loans, other financial commitments, product lines and other operations; and (5) ongoing changes in the financial services industry (including consolidations, development of new products and changes to the industry’s regulatory framework). In addition, the oversight of, and regulations applicable to, companies in the financial services group of industries in frontier markets may be ineffective and underdeveloped relative to more developed markets. Furthermore, the impact of recent or future regulation in various countries on any individual bank or on the sector as a whole can be very difficult to predict.

If approved by shareholders of the Fund, the amended fundamental investment policy regarding industry concentration would become effective as of the date the Fund’s shareholders are notified that the changes have been made, through supplements to the Fund’s prospectus and statement of additional information.

14

What is the required vote on Proposal 2?

To approve Proposal 2, the Fund must receive the affirmative 1940 Act Majority Vote of its shareholders.

If Proposal 2 is not approved by shareholders of the Fund, the current fundamental investment policy will remain in effect for the Fund.

THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL 2.

PROPOSAL 3:          TO APPROVE AN AMENDED FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENTS IN COMMODITIES

Under the 1940 Act, a fund must have a fundamental investment restriction governing investments in “commodities.”  The 1940 Act does not prohibit a fund from investing in commodities.  The Fund’s current fundamental investment restriction regarding commodities is as follows:

[The Fund may not:]  Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities.

The Investment Manager and the Board are recommending that the Fund amend its current fundamental investment restriction regarding investments in commodities to provide the Fund with the flexibility to adapt to continuously changing regulation and to react to changes in the financial markets and the development of new investment opportunities and instruments, in accordance with the Fund’s investment goal and subject to oversight by the Board.  Since the adoption of the Fund’s current fundamental investment restriction regarding commodities, the financial markets and related regulation by the SEC, the U.S. Commodity Futures Trading Commission (“CFTC”) and other governmental agencies have evolved, and new types of financial instruments have become available as potential investment opportunities, including commodity-linked instruments.  Under the proposed restriction, if current applicable law were to change, the Fund would be able to conform to any such new law without shareholders taking further action.

The proposed fundamental investment restriction regarding investments in commodities is as follows:

[The Fund may not:] Purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

15

What effect will amending the current commodities restriction have on the Fund?

The proposed fundamental investment restriction would clarify the ability of the Fund to engage in transactions involving currencies and other derivative transactions, such as futures contracts, forward contracts, commodity options and swaps, subject to oversight by the Board.  Notwithstanding the potential flexibility provided by the proposed fundamental investment restriction, the Fund is subject to limitations established from time to time by the Board regarding the use of derivatives.  In addition, the Investment Manager, with respect to the Fund, currently relies on CFTC Rule 4.5 for an exclusion from commodity pool operator registration.  The Investment Manager intends to continue to limit the Fund’s use of commodity interests to the trading limitations set forth in such rule, as well as other applicable laws and regulations.  It is not anticipated that the adoption of the proposed investment restriction would involve additional material risk to the Fund or affect the way the Fund is currently managed or operated.

What is the required vote on Proposal 3?

To approve Proposal 3, the Fund must receive the affirmative 1940 Act Majority Vote of its shareholders.

If Proposal 3 is not approved by shareholders, the Fund’s current fundamental investment restriction regarding commodities will remain in effect.

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE “FOR” PROPOSAL 3.

PROPOSAL 4:          TO APPROVE THE USE OF A “MANAGER OF MANAGERS” STRUCTURE WHEREBY THE FUND’S INVESTMENT MANAGER WOULD BE ABLE TO HIRE AND REPLACE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL

Background

Pursuant to an investment management agreement between the Fund and the Investment Manager, the Investment Manager is responsible for, among other items, managing the assets of the Fund and making decisions with respect to the investment of the Fund’s assets and purchases and sales of investment securities on behalf of the Fund, subject to the oversight of the Board.

The Investment Manager is indirectly owned by Franklin Resources.  Many of Franklin Resources’ subsidiaries that provide investment management services (together, “Investment Manager Affiliates,” and each, an “Investment Management Affiliate”) are organized under the laws of different jurisdictions throughout the world for sales, client servicing and tax purposes.  Franklin Resources operates the Investment Manager Affiliates on a unified basis.  For example, the Investment Manager Affiliates generally share order management systems, investment operations support and many compliance policies and procedures.  While each Investment Manager Affiliate has its own personnel and resources, including portfolio managers and analysts, and offers specialized management services to clients, the Investment Manager Affiliates generally share support personnel, such as with respect to tax, legal and accounting matters.  Depending on the strategy for a particular fund, the fund’s investment manager may wish to use the portfolio management and trading expertise of personnel employed by an Investment Manager Affiliate in other global locations, thereby providing to fund shareholders the full benefit of the global resources of Franklin Resources.  Alternatively, a fund’s investment manager may wish to provide the fund with the skill and expertise of a subadviser that is not affiliated in any way with Franklin Resources or the fund’s investment manager.

16

Provisions of the 1940 Act that apply to the Fund require that investment management agreements between funds and their investment managers (including subadvisers) be approved by shareholders.  The SEC, however, has issued an exemptive order (the “Order”) to Franklin Advisers, Inc. (“FAI”), a wholly owned subsidiary of Franklin Resources, that permits FAI, and any Investment Manager Affiliates (such as the Investment Manager) and any existing or future registered open-end investment company or series advised by FAI or the Investment Manager Affiliates to hire certain new subadvisers without obtaining shareholder approval (the “Manager of Managers Structure”).  Under the Order, the hiring of new subadvisers remains subject to the approval of the Board, including a majority of Independent Trustees, as well as certain other conditions.  The Order would allow the Investment Manager to hire, without shareholder approval, new subadvisers that are affiliated with the Investment Manager (e.g., the Investment Manager and the subadviser are both wholly owned, directly or indirectly, by the same corporate parent), and new subadvisers that are not affiliated with the Investment Manager in any way. Under the Order, the Fund must disclose to its shareholders the aggregate fees paid by the Investment Manager to affiliated subadvisers and to unaffiliated subadvisers and the fee paid to each affiliated subadviser.  Before the Fund may rely on the Order, the Fund’s use of the Manager of Managers Structure must be approved by 1940 Act Majority Vote.

Why am I being asked to vote on this Proposal?

The Board determined to seek shareholder approval of the Manager of Managers Structure in reliance on the Order in connection with the Meeting, which otherwise was called to vote on other matters described in this proxy statement, in order to avoid additional meeting and proxy solicitation costs in the future, in the event that the Investment Manager, with the approval of the Board, including a majority of the Independent Trustees, determines that the use of the Manager of Managers Structure is in the best interests of the Fund.  The process of seeking shareholder approval of the Manager of Managers Structure in the future could cause delays in executing changes that the Board and the Investment Manager have determined are in the best interests of the Fund.  Seeking shareholder approval typically involves additional expenses, such as hiring a proxy solicitor.

Any new fund launched by Franklin Templeton Investments typically will allow for the Manager of Managers Structure.  However, because the Fund was launched before the Order was received, shareholder approval is now required for the Fund to use the Manager of Managers Structure in reliance on the Order.

The Investment Manager currently does not intend to use the Manager of Managers Structure for the Fund because near-term changes to the portfolio management structure for the Fund are not anticipated, other than as described in Proposal 1 above.  However, as noted above, Franklin Resources is a global investment management organization with offices and Investment Manager Affiliates located around the world.  From time to time, a portfolio manager may relocate from one Investment Manager Affiliate to another in order to gain further experience, or the Investment Manager may believe it would be beneficial to the Fund to have access to the investment management expertise of another Investment Manager Affiliate.  If the Fund were permitted to rely on the Order, such investment management changes could be effected with Board approval, but without the time and expense associated with obtaining shareholder approval.  The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after hiring the subadviser.

17

How will the Manager of Managers Structure Operate?

Under the Manager of Managers Structure, the Investment Manager will be permitted to appoint and replace subadvisers for the Fund and to enter into and approve amendments to subadvisory agreements without first obtaining shareholder approval.  However, the Board, including a majority of the Independent Trustees, must approve any new subadviser and any new or amended subadvisory agreement for the Fund.  In addition, if the Manager of Managers Structure is approved for the Fund and Proposal 1 is not approved by shareholders, the Fund’s current investment management agreement will be amended to allow for subadvisory agreements that are not approved by shareholders.

Under the Manager of Managers Structure, the Investment Manager would have the overall responsibility, subject to oversight by the Board, to oversee the subadvisers and recommend their hiring, termination and replacement.  Specifically, the Order requires the Investment Manager to, subject to the review and approval of the Board, including a majority of the Independent Trustees:  (a) set the Fund’s overall investment strategy; (b) evaluate, select and recommend subadvisers to manage all or a portion of the Fund’s assets; and (c) implement procedures reasonably designed to ensure that each subadviser complies with the Fund’s investment goal, policies and restrictions.  In addition, subject to the review by the Board, the Investment Manager is required to:  (a) when appropriate, allocate and reallocate the Fund’s assets among multiple subadvisers; and (b) monitor and evaluate the performance of the subadvisers.  The replacement of the Investment Manager or the imposition of material changes to the Fund’s investment management agreement would, however, require prior shareholder approval.

If the Investment Manager, with the approval of the Board, including a majority of the Independent Trustees, determines that the use of the Manager of Managers Structure is in the best interests of the Fund, the Manager of Managers Structure would without obtaining shareholder approval:  (1) enable a new subadviser to commence providing services to the Fund more quickly and with less potential expense to the Fund; (2) permit the Investment Manager to allocate and reallocate the Fund’s assets among itself and one or more subadvisers; and (3) permit the Board to approve material changes to a subadvisory agreement.

Under the Manager of Managers Structure, upon receiving approval of the Board, including a majority of the Independent Trustees, subadvisers selected by the Investment Manager could immediately manage the Fund’s assets.  The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after hiring the subadviser.

18

How does this Proposal affect my fees as a shareholder of the Fund?

Approval of this Proposal will not affect your fees as a shareholder of the Fund.  The Manager of Managers Structure will not at any time entail an increase in the investment management fees paid by the Fund.  Further Board and shareholder approval would be necessary to increase the investment management fees that are payable by the Fund, which is not contemplated.

How does this Proposal affect my right to vote on subadvisory agreements?

If Proposal 4 is approved for the Fund, and the Board and the Investment Manager believe that the use of one or more subadvisers would be in the best interests of the Fund, the Fund’s shareholders generally would not be asked to approve hiring a subadviser for the Fund, assuming that the conditions of the Order are met.  Rather, the Investment Manager, with the approval of the Board, including a majority of the Independent Trustees, would be able to appoint subadvisers and make appropriate changes to the subadvisory agreements without seeking shareholder approval.  The Fund would, however, inform shareholders of the hiring of any new subadviser within 90 days after the hiring of the subadviser.

Why did the Board approve the Manager of Managers Structure?

The Board, including a majority of the Independent Trustees, approved the Manager of Managers Structure and is recommending that shareholders approve the Manager of Managers Structure in reliance on the Order at the Meeting in order to avoid additional meeting and proxy solicitation costs in the future, in the event that the Investment Manager, with the approval of the Board, including a majority of the Independent Trustees, determines that it is in the best interests of the Fund to use the Manager of Managers Structure.

What is the required vote on Proposal 4?

For Proposal 4, before the Fund may rely on the Order, the operation of the Fund using the Manager of Managers Structure must be approved a 1940 Act Majority Vote.

If Proposal 4 is not approved by the Fund’s shareholders, then the Investment Manager generally would only be able to enter into new or amended subadvisory agreements with shareholder approval, potentially causing delay and expense in making a change deemed beneficial to the Fund and its shareholders by the Board and the Fund’s Investment Manager.

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE “FOR” PROPOSAL 4.

♦           ADDITIONAL INFORMATION ABOUT THE FUND

The Administrator.  Pursuant to a subcontract for fund administration services with the Investment Manager, FT Services provides certain administrative functions for the Fund.  FT Services, with its principal address at One Franklin Parkway, San Mateo, California 94403-1906, is an indirect, wholly owned subsidiary of Franklin Resources and an affiliate of the Investment Manager and the Trust’s principal underwriter.  The fee for administrative services provided by FT Services is paid by the Investment Manager based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

19

For the fiscal year ended March 31, 2018, the Investment Manager paid FT Services administrative fees of $178,110.20.

FT Services will continue to provide administrative services to the Fund after the Meeting.

The Underwriter.  The principal underwriter for the Trust is Franklin/Templeton Distributors, Inc. (“FT Distributors”), One Franklin Parkway, San Mateo, California 94403-1906.  As principal underwriter, FT Distributors receives (i) underwriting commissions in connection with the sale or redemption of Fund shares and (ii) 12b-1 fees pursuant to separate Rule 12b-1 plans adopted by the Board, which fees are used for, among other things, advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public.

For the fiscal year ended March 31, 2018, the aggregate amount of 12b-1 fees received by FT Distributors from the Fund’s Class A, Class C and Class R shares was $325,184, substantially all of which was paid to third-party financial intermediaries.

FT Distributors does not receive compensation from the Fund for acting as the principal underwriter with respect to the Fund’s Class R6 and Advisor Class shares.

FT Distributors will continue to act as the principal underwriter for the Trust after the Meeting.

The Transfer Agent.  The transfer agent and shareholder servicing agent for the Fund is Franklin Templeton Investor Services, LLC (“FTIS”), located at 3344 Quality Drive, Rancho Cordova, California 95670-7313.

For the fiscal year ended March 31, 2018, the Fund paid transfer agent fees of $334,621, of which $69,676 was retained by FTIS.

FTIS will continue to act as the transfer agent and shareholder servicing agent for the Fund after the Meeting.

The Custodian.  The custodian for the Fund is JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070.

Other Matters.  The Fund’s audited financial statements and annual report for its last completed fiscal year, and any subsequent semi-annual report to shareholders are available free of charge.  To obtain a copy, please call (800) DIAL BEN® ((800) 342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

20

Shareholders Sharing the Same Address.  If two or more shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Fund has received contrary instructions from one or more of the shareholders at that shared address.  Upon written or oral request, the Fund will deliver promptly a separate copy of this proxy statement to a shareholder at a shared address.  Please call (800) DIAL BEN® ((800) 342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030, if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

Outstanding Shares and Principal Shareholders.  The outstanding shares and classes of the Fund as of August 14, 2018 were as follows:

Class	Number of Outstanding Shares
Class A Shares	3,281,407.053
Class C Shares	1,248,936.302
Class R Shares	5,716.544
Class R6 Shares	437,046.776
Advisor Class Shares	1,988,711.283
Total Shares	6,961,817.958

The names and addresses of shareholders that owned beneficially or of record 5% or more of the outstanding shares of any class of the Fund are set forth in Exhibit B.  To the knowledge of the Trust’s management, as of August 14, 2018, there were no other shareholders, except as set forth in Exhibit B, owning beneficially or of record more than 5% of the outstanding shares of any class of the Fund.

In addition, to the knowledge of the Trust’s management, as of August 14, 2018, no nominee or Board member of the Trust owned 1% or more of the outstanding shares of any class of the Fund, and the Board members and officers of the Trust owned, as a group, less than 1% of the outstanding shares of any class of the Fund.

Contacting the Board.  If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board at the Trust’s offices at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention:  Secretary.  The correspondence will be given to the Board for review and consideration.

♦               FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies.  Your vote is being solicited by the Board.  AST Fund Solutions, LLC (the “Solicitor”) has been engaged to assist in the solicitation of proxies.  The cost of the proxy soliciting agent is estimated to be $4,000 and will be borne 58% by the Fund and 42% by the Investment Manager or its affiliates.

As the date of the Meeting approaches, certain Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.  Franklin Templeton Investments and the Trust reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of shares of the Fund and soliciting them to execute voting instructions.  The Trust expects that the solicitation will be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication.  Trustees and officers of the Trust, and regular employees and agents of the Investment Manager or its affiliates, involved in the solicitation of the proxies are not reimbursed.

21

Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from eligible shareholders of the Fund.  Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.  The Trust believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means.  If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares.  If the information elicited accords with the information provided to the Solicitor, then the Solicitor may ask for the shareholder’s instructions on the Proposals.  Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this proxy statement.  The Solicitor will record the shareholder’s instructions on the proxy card.  Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

A shareholder may also vote by submitting the proxy card or voting instruction form originally sent with this proxy statement by mail, via telephone (if eligible), via the Internet (if eligible), or by attending the Meeting in person.

Voting by Broker-Dealers.  The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Fund in “street name” for the broker-dealer firms’ customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation/voting instruction materials, the Trust understands that broker-dealers may not vote on behalf of the broker-dealer firms’ customers and beneficial owners on any Proposals.  Because the Fund does not expect to receive any proxies from broker-dealers who may be voting in their discretion on behalf of their clients, the Fund does not expect to receive any broker non-votes.

Quorum.  Holders of 40% of the outstanding shares of the Fund entitled to vote at the Meeting, present in person or represented by proxy, constitutes a quorum at the Meeting for purposes of acting upon such Proposals.  Shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

22

Method of Tabulation.  The vote required to approve each Proposal is set forth in the discussion of the Proposal above.  Generally, abstentions and broker non-votes on each Proposal will be treated as votes present at the Meeting, but will not be treated as votes cast.  Therefore, abstentions and broker non-votes, if any, may have the same effect as a vote “against” the Proposals.

Adjournment.  The Meeting, whether or not a quorum is present, may be adjourned from time to time for any reason whatsoever by vote of the holders of a majority of the shares present (in person or by proxy and entitled to vote at the Meeting), or by the Chairman of the Board or certain officers.  Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, or for any other reason consistent with applicable state law and the Trust’s By-Laws, including to allow for the further solicitation of proxies.  Any adjournment may be made with respect to any business which might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment.  Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Trust on questions of adjournment to the extent permitted under applicable federal securities laws, state law, and the Trust’s governing instruments.  If the Meeting is adjourned to another time or place, written notice need not be given of the adjourned meeting if the time and place is announced at the Meeting, unless a new record date is fixed or unless the adjournment is for more than sixty days after the date of the original meeting.

Shareholder Proposals.  The Trust is not required and does not intend to hold regular annual meetings of shareholders.  A shareholder who wishes to submit a proposal for consideration for inclusion in the Trust’s proxy statement for the next meeting of shareholders of the Trust or the Fund should send his or her written proposal to the Trust’s offices:  300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention:  Secretary, so that it is received within a reasonable time before the Trust begins to print and send its proxy materials for such meeting.  A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal securities laws, state law, and the Trust’s governing instruments.  Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at the meeting.

23

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders properly come before the Meeting, including any questions as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management, to the extent permitted under applicable federal securities laws, state law, and the Trust’s governing instruments, including proposals for which management of the Trust did not have timely notice, as set forth in the SEC’s proxy rules.

By Order of the Board of Trustees,

Lori A. Weber,

Vice President and Secretary

August 16, 2018

24

Exhibit A

FORM OF

INVESTMENT MANAGEMENT AGREEMENT WITH FRANKLIN TEMPLETON INVESTMENTS (ME) LIMITED

Agreement made as of [_______], 201[_], between TEMPLETON GLOBAL INVESTMENT TRUST (hereinafter referred to as the “Trust”), on behalf of Templeton Frontier Markets Fund (the “Fund”), and FRANKLIN TEMPLETON INVESTMENTS (ME) LIMITED (hereinafter referred to as the “Manager”).

In consideration of the mutual agreements herein made, the Trust, on behalf of the Fund, and the Manager understand and agree as follows:

(1)            The Manager agrees, during the life of this Agreement, to manage the investment and reinvestment of the Fund’s assets, to administer its affairs, and to provide or procure, as applicable, the administrative and other services described in Section (4) of this Agreement, as may be supplemented from time to time, consistent with the provisions of the Trust’s Agreement and Declaration of Trust, as amended and restated from time to time, and the investment policies adopted and declared by the Trust’s Board of Trustees.  In pursuance of the foregoing, the Manager shall make all determinations with respect to the investment and reinvestment of the Fund’s assets and the purchase and sale of its investment securities, and shall take such steps as may be necessary to implement those determinations.  Such determinations and services shall include determining the manner in which any voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s investment securities shall be exercised, subject to guidelines adopted by the Board of Trustees.

(2)            The Manager shall be responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as “brokers”) for the execution of the Fund’s portfolio transactions consistent with the Trust’s brokerage policies and, when applicable, the negotiation of commissions in connection therewith.

            All decisions and placements shall be made in accordance with the following principles:

(a)             Purchase and sale orders will usually be placed with brokers which are selected by the Manager as able to achieve “best execution” of such orders.  “Best execution” shall mean prompt and reliable execution at the most favorable security price, taking into account the other provisions hereinafter set forth.  The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Manager in determining the overall reasonableness of brokerage commissions.

A-1

(b)            In selecting brokers for portfolio transactions, the Manager shall take into account its past experience as to brokers qualified to achieve “best execution,” including brokers who specialize in any foreign securities held by the Fund.

(c)             The Manager is authorized to allocate brokerage business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), for the Fund and/or other accounts, if any, for which the Manager exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions for which fixed minimum commission rates are not applicable to cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Fund and the other accounts, if any, as to which it exercises investment discretion.  In reaching such determination, the Manager will not be required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services.  In demonstrating that such determinations were made in good faith, the Manager shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Trust’s brokerage policy; that the research services provide lawful and appropriate assistance to the Manager in the performance of its investment decision-making responsibilities; and that the commissions paid were within a reasonable range.  Whether commissions were within a reasonable range shall be based on any available information as to the level of commission known to be charged by other brokers on comparable transactions, but there shall be taken into account the Trust’s policies that (i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to the Fund to obtain a favorable price than to pay the lowest commission; and (ii) the quality, comprehensiveness and frequency of research studies that are provided for the Manager are useful to the Manager in performing its advisory services under this Agreement.  Research services provided by brokers to the Manager are considered to be in addition to, and not in lieu of, services required to be performed by the Manager under this Agreement.  Research furnished by brokers through which the Fund effects securities transactions may be used by the Manager for any of its accounts, and not all such research may be used by the Manager for the Fund.  When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker.

A-2

(d)            Purchases and sales of portfolio securities within the United States other than on a securities exchange shall be executed with primary market makers acting as principal, except where, in the judgment of the Manager, better prices and execution may be obtained on a commission basis or from other sources.

(3)            Decisions on proxy voting shall be made by the Manager and as may be requested from time to time by a sub-adviser unless the Trust’s Board of Trustees determines otherwise. Pursuant to its authority, the Manager shall have the power to vote, either in person or by proxy, all securities in which the Fund may be invested from time to time or as may be requested from time to time by a sub-adviser, and shall not be required to seek or take instructions from the Fund with respect thereto. With respect to litigation, class action settlements or regulatory actions relating to securities held by the Fund, the Manager and any sub-adviser shall comply with such policies and procedures relating to such matters as may be adopted from time to time by the Board of Trustees on behalf of the Trust.

(4)            The Manager agrees, during the term of this Agreement, to provide or procure, as applicable, at its own expense (unless otherwise agreed to by the parties), the following services to the Fund to the extent that any such services are not otherwise provided by any other service provider to the Fund:  (a) providing office space, equipment and supplies appropriate for the effective administration of the Fund as contemplated in this Agreement; (b) providing trading desk facilities; (c) authorizing expenditures on behalf of the Fund; (d) supervising preparation of periodic reports to Fund shareholders, notices of distributions and attending to routine shareholder communications; (e) coordinating and supervising the daily pricing and valuation of the Fund’s investment portfolio; (f) providing fund accounting services, including preparing and supervising publication of daily net asset value quotations and other financial data; (g) monitoring and coordinating relationships with unaffiliated service providers; (h) supervising the Fund’s compliance with recordkeeping requirements under the federal securities, state and foreign laws and regulations and maintaining books and records for the Fund; (i) preparing and filing of domestic and foreign tax reports and monitoring the Fund’s compliance with all applicable tax laws and regulations; (j) establishing, maintaining and monitoring the Fund’s compliance program with respect to the federal securities, state and foreign laws and regulations applicable to the operation of investment companies; the Fund’s investment goals, policies and restrictions; and the Code of Ethics and other policies applicable to the Fund; (k) preparing regulatory reports; (l) preparing and arranging for the filing of registration statements and other documents with the U.S. Securities and Exchange Commission and other federal, state and foreign or other regulatory authorities; (m) maintaining a review and certification program and internal controls and procedures in accordance with the Sarbanes Oxley Act of 2002 as applicable; and (n) providing executive, clerical and other personnel needed to carry out the above responsibilities.

Nothing in this Agreement shall obligate the Trust or the Fund to pay any compensation to the officers of the Trust who are officers, directors, stockholders or employees of the Manager or its affiliates.  Nothing in this Agreement shall obligate the Manager to pay for the services of third parties, including attorneys, auditors, printers, pricing services or others, engaged directly by the Trust to perform services on behalf of the Fund.

A-3

(5)            It is understood that the Fund will pay all of its own expenses other than those expressly assumed by the Manager herein, which expenses payable by the Fund shall include:

(a)       Fees and expenses paid to the Manager as provided herein;

(b)       Expenses of all audits of the Fund by independent public accountants;

(c)       Expenses of transfer agent, registrar, custodian, dividend disbursing agent and shareholder record-keeping services, including the expenses of issue, repurchase or redemption of shares with respect to the Fund;

(d)       Expenses of obtaining quotations for calculating the value of the Fund’s net assets;

(e)       Salaries and other compensations of executive officers of the Trust who are not officers, directors, stockholders or employees of the Manager or its affiliates;

(f)        Taxes levied against the Fund;

(g)       Brokerage fees and commissions in connection with the purchase and sale of securities for the Fund;

(h)       Costs, including the interest expense, of borrowing money;

(i)        Costs incident to meetings of the Board of Trustees of the Trust and shareholders of the Fund, reports to the Fund’s shareholders, the filing of reports with regulatory bodies and the maintenance of the Fund’s and the Trust’s legal existence, except as otherwise agreed to by the Trust, on behalf of the Fund, and the Manager or its affiliates;

(j)        Legal fees, including the legal fees related to the registration and continued qualification of the Fund’s shares for sale;

(k)       Trustees’ fees and expenses of trustees who are not directors, officers, employees or stockholders of the Manager or any of its affiliates;

(l)        Costs and expense of registering and maintaining the registration of the Fund and its shares under federal and any applicable state laws, including the printing and mailing of prospectuses to its shareholders and any other related regulatory expenses;

(m)      Trade association dues;

(n)       The Fund’s pro rata portion of fidelity bond, errors and omissions, and trustees and officer liability insurance premiums; and

(o)       The Fund’s portion of the cost of any proxy voting service used on its behalf.

A-4

(6)            The Fund agrees to pay to the Manager a monthly fee in dollars at an annual rate of 1.45% of the first $500 million of the average daily net assets of the Fund during the month preceding each payment, reduced as follows:  on such net assets in excess of $500 million up to and including $5 billion, a monthly fee equal on an annual basis to 1.40%; on such net assets in excess of $5 billion up to and including $10 billion, a monthly fee equal on an annual basis to 1.35%; on such net assets in excess of $10 billion up to and including $15 billion, a monthly fee equal on an annual basis to 1.30%; on such net assets in excess of $15 billion up to $20 billion, a monthly fee equal on an annual basis to 1.25%; on such net assets in excess of $20 billion, a monthly fee equal on an annual basis to 1.20%, payable at the end of each calendar month.  The Manager may waive all or a portion of its fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of its services.  The Manager shall be contractually bound hereunder by the terms of any publicly announced waiver of its fee, or any limitation of the Fund’s expenses, as if such waiver or limitation were fully set forth herein.

(7)            The Manager may, at its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940 (each, a “Sub-Adviser”) to perform, and thereby delegates to any such Sub-Adviser, some of the services for the Fund for which it is responsible under Sections (1) and (2) of this Agreement or as the Manager may otherwise determine to be necessary or appropriate to seek to implement the Fund’s investment goals and strategies, subject to the approval of the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust, and the approval of the Fund’s shareholders, if required.  The Manager will compensate any Sub-Adviser for its services to the Fund. The Manager will evaluate and select the Sub-Advisers and will make recommendations to the Board of Trustees about the hiring, termination and replacement of a Sub-Adviser and will oversee, monitor and review the Sub-Advisers and their performance and their compliance with the Fund’s investment policies and restrictions. The Manager may also terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Fund’s shareholders, if any is required, is obtained.  Notwithstanding any delegation pursuant to this paragraph, the Manager will continue to have overall responsibility for the management and investment of the assets and responsibility for all advisory services furnished by any Sub-Adviser and will supervise each Sub-Adviser in its performance of its duties for the Fund. The Manager will also retain sole responsibility for all services described in Sections (1) and (2) of this Agreement and not expressly delegated to one or more Sub-Advisers.

The Manager may, at its expense, also delegate to one or more entities some or all of the services for the Fund for which the Manager is responsible under Section (3) of this Agreement.  The Manager will be responsible for the compensation, if any, of any such entities for such services to the Fund, unless otherwise agreed to by the parties.  Notwithstanding any delegation pursuant to this paragraph, the Manager will continue to have overall responsibility and liability for all such services provided to the Fund under this Agreement and will supervise each such entity in its performance of its duties for the Fund. The Manager will also retain sole responsibility for all services described in Section (3) of this Agreement and not expressly delegated to one or more such entities.

A-5

(8)            In performing the services set forth in this Agreement, the Manager:

(a)             shall conform with the Investment Company Act of 1940 (the “1940 Act”) and all rules and regulations thereunder, with all other applicable federal, state and foreign laws and regulations, with any applicable procedures adopted by the Trust’s Board, and with the provisions of the Fund’s Registration Statement filed on Form N-1A as supplemented or amended from time to time;

(b)            will make available to the Trust, promptly upon request, any of the Fund’s books and records as are maintained under this Agreement, and will furnish to regulatory authorities having the requisite authority any such books and records and any information or reports in connection with the Manager’s services under this Agreement that may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

(9)            This Agreement shall be effective as of the date first written above and shall continue in effect for two years.  If not sooner terminated, this Agreement shall continue in effect for successive periods of 12 months each thereafter, provided that each such continuance shall be specifically approved annually by the vote of a majority of the Trust’s Board of Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either the vote of (a) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (b) a majority of the Trust’s Board of Trustees as a whole.

(10)         Notwithstanding the foregoing, this Agreement may be terminated by either party at any time, without the payment of any penalty, on sixty (60) days’ written notice to the other party, provided that termination by the Trust is approved by vote of a majority of the Trust’s Board of Trustees in office at the time or by vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act).

This Agreement will terminate automatically and immediately in the event of its assignment (as defined in the 1940 Act).

(11)         In the event this Agreement is terminated and the Manager no longer acts as Manager to the Fund, the Manager reserves the right to withdraw from the Fund the use of the name “Templeton” or any name misleadingly implying a continuing relationship between the Fund and the Manager or any of its affiliates.

(12)         Except as may otherwise be provided by the 1940 Act, neither the Manager nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by the Manager of its duties under the Agreement or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund’s assets, or from acts or omissions of custodians, or securities depositories, or from any war or political act of any foreign government to which such assets might be exposed, or for failure, on the part of the custodian or otherwise, timely to collect payments, except for any liability, loss or damage resulting from willful misfeasance, bad faith or gross negligence on the Manager’s part or by reason of reckless disregard of the Manager’s duties under this Agreement.  It is hereby understood and acknowledged by the Trust that the value of the investments made for the Fund may increase as well as decrease and are not guaranteed by the Manager.  It is further understood and acknowledged by the Trust that investment decisions made on behalf of the Fund by the Manager are subject to a variety of factors that may affect the values and income generated by the Fund’s portfolio securities, including general economic conditions, market factors and currency exchange rates, and that investment decisions made by the Manager will not always be profitable or prove to have been correct.

A-6

(13)         The Manager shall indemnify and hold harmless the Trust, the Fund and its officers and Trustees against any and all losses, claims, damages and liabilities (including reasonable legal and other expenses and amounts paid in settlement) incurred in any action, suit, proceeding or investigation (whether instituted or threatened) by reason of or arising out of the willful misfeasance, bad faith, gross negligence, or reckless disregard by the Manager of its obligations or duties hereunder.

(14)         It is understood that the services of the Manager are not deemed to be exclusive, and nothing in this Agreement shall prevent the Manager, or any affiliate thereof, from providing similar services to other investment companies and other clients, including clients that may invest in the same types of securities as the Fund, or, in providing such services, from using information furnished by others.  When the Manager determines to buy or sell the same security for the Fund that the Manager or one or more of its affiliates has selected for clients of the Manager or its affiliates, the orders for all such security transactions shall be placed for execution by methods determined by the Manager, with approval by the Trust’s Board of Trustees, to be impartial and fair.

(15)         Certain Information About the Manager.

Franklin Templeton Investments (ME) Limited

The Gate, East Wing, Level 2

Dubai International Financial Centre

P.O. Box 506613, Dubai, U.A.E.

Certain Information About the Trust.  The Trust’s full name and verified address is:

Templeton Global Investment Trust

300 S.E. 2nd Street

Fort Lauderdale, Florida 33301-1923

(16)         This Agreement shall be construed in accordance with the laws of the State of Delaware, provided that nothing herein shall be construed as being inconsistent with applicable federal and state securities laws and any rules, regulations and orders thereunder.

A-7

(17)         If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(18)         Nothing herein shall be construed as constituting the Manager an agent of the Trust.

(19)         Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to assets of the Fund; that any liability of the Trust under this Agreement with respect to the Trust, or in connection with the matters contemplated herein with respect to the Fund, shall be discharged only out of the assets of the Fund; that no other series of the Trust shall be liable with respect to this Agreement or in connection with the matters contemplated herein; and the Manager shall not seek satisfaction of any such obligation or liability from the shareholders of the Trust, the trustees, officers, employees or agents of the Trust, or from any other series of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers as of the date first written above.

TEMPLETON GLOBAL INVESTMENT TRUST

on behalf of Templeton Frontier Markets Fund

By:

Name:  [                         ]

Title:    [                         ]

FRANKLIN TEMPLETON INVESTMENTS (ME) LIMITED

By:

Name:  [                         ]

Title:    [                         ]

A-8

Exhibit B

PRINCIPAL HOLDERS OF FUND SHARES AS OF AUGUST 14, 2018

As of August 14, 2018, the following shareholders owned of record and beneficially 5% or more of the outstanding shares of the Fund.  For purposes of the 1940 Act, any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company.  Accordingly, to the extent that a shareholder is identified in the following table as the beneficial owner and holder of record of more than 25% of the outstanding voting securities of the Fund and has voting and/or investment power, the shareholder may be presumed to control the Fund.

Name and Address	Share Amount	Percentage of Class (%)
CLASS A SHARES
PERSHING LLC* 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0001	619,526.942	18.894
NATIONAL FINANCIAL SERVICES LLC* FBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUND DEPARTMENT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	505,088.903	15.404
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	240,932.750	7.348
WFCS LLC* SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS, MO 63103-2523	322,192.647	9.826
CLASS C SHARES
MORGAN STANLEY SMITH BARNEY* ATTN: MUTUAL FUND OPERATIONS 2 HARBORSIDE FINANCIAL CTR FL 3 JERSEY CITY, NJ 07311	92,468.897	7.406
PERSHING LLC* 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0001	103,228.171	8.267
NATIONAL FINANCIAL SERVICES LLC* FBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUND DEPARTMENT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	424,988.023	34.038
WFCS LLC* SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS, MO 63103-2523	183,174.362	14.671
ADVISOR CLASS SHARES
MORGAN STANLEY SMITH BARNEY* ATTN: MUTUAL FUND OPERATIONS 2 HARORSIDE FINANCIAL CTR FL 3 JERSEY CITY, NJ 07311-1114	188,312.955	9.462
PERSHING LLC* 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0001	140,053.673	7.037
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1905	118,366.432	5.947
NATIONAL FINANCIAL SERVICES LLC* FBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUND DEPARTMENT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	247,514.767	12.436
WELLS FARGO BANK NA FBO* OMNIBUS CASH CASH XXX0 PO BOX 1533 MINNEAPOLIS, MN 55480	192,627.162	9.679
WFCS LLC* SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS, MO 63103-2523	202,676.046	10.183
RAYMOND JAMES* OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG, FL 33716-1102	143,642.653	7.217
CLASS R SHARES
MORGAN STANLEY SMITH BARNEY* ATTN: MUTUAL FUND OPERATIONS 2 HARBORSIDE FINANCIAL CTR FL 3 JERSEY CITY, NJ 07311-1114	3,297.074	57.676
ALBERT MEVORAH TRUSTEE MAX BUSSEL & COMPANY PS PLN 285 DURHAM AVE STE 2D SOUTH PLAINFIELD, NJ 07080-2546	675.578	11.817
MICHAEL MCKEE AND DEBRA MCKEE TRUSTEE D M & M CAPITAL INC 401K PLN 5482 OCEANUS DR STE G HUNTINGTON BEACH, CA 92649-1043	1,092.951	19.119
NATIONAL FINANCIAL SERVICES LLC* FBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUND DEPARTMENT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	468.175	8.189
CLASS R6 SHARES
MERRILL LYNCH PIERCE FENNER & SMITH* FOR SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR E JACKSONVILLE, FL 32246-6484	436,153.379	99.795

                                                                                                                                                  B-1/B-2

* For the benefit of its customer(s).

B-3

FRANKLIN TEMPLETON
INVESTMENTS

PROXY CARD

SEE REVERSE SIDE FOR PROPOSAL DETAILS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!**

SHAREHOLDER NAME
AND ADDRESS HERE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com/FT** using your control number found below
3. **PHONE** dial toll-free **888-227-9349** to reach an automated touchtone voting line
4. **LIVE** with a proxy representative when you call toll-free **888-644-6071** Monday through Friday 9 a.m. to 10 p.m. Eastern.

CONTROL NUMBER 123456789101

TEMPLETON FRONTIER MARKETS FUND

Templeton Global Investment Trust

Special Meeting of Shareholders to be Held on September 21, 2018

The undersigned hereby revokes all previous proxies for his/her shares of the above-referenced Fund (the "Fund") and appoints Lori A. Weber, Kimberly H. Novotny and Christine A. DePree, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders ("Meeting") to be held at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923 at 12:00 noon, Eastern time on September 21, 2018, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited by the Board of Trustees on behalf of the Fund. It will be voted as specified. **If no specification is made, this proxy shall be voted in accordance with the Trustees' recommendations as set forth in the Proxy Statement.** If any other matters properly come before the Meeting to be voted on, the proxy holders will vote on such matters in accordance with the views of management.

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 21, 2018. The Proxy Statement is also available at https://www.proxyonline.com/docs/FTProxy

SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy.

[PROXY ID NUMBER HERE] [Barcode Here] [CUSIP HERE]

[PROXY ID NUMBER HERE]                                   [Barcode Here]                                                        [CUSIP HERE]